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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)                December 4, 1997



                          Bowmar Instrument Corporation
               (Exact Name of Registrant as Specified in Charter)


             Indiana                  1-4817                      35-0905052
(State or Other Jurisdiction          (Commission               (IRS Employer
          of Incorporation)           File Number)           Identification No.)


5080 N. 40th Street, Suite 475, Phoenix, AZ                         85018
(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code               (602) 957-0271


          (Former Name or Former Address, if Changed Since Last Report)
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Item 7.   Exhibits

         (c) Exhibit 99: Filed herewith is a copy of the press release issued by the Company on December 22, 1997.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BOWMAR INSTRUMENT CORPORATION



Date:  December 22, 1997
                                      By:  /s/ Thomas K. Lanin
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                                           Thomas K. Lanin
                                      Its: President and Chief Executive Officer


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                                  EXHIBIT INDEX


Exhibit 99     Press Release dated December 22, 1997


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